Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Swift Transportation Co., Inc.:

We consent to the use of our reports incorporated herein by reference in Form
S-8.

/s/ KPMG LLP

Phoenix, Arizona
July 10, 2001